Significant Accounting and Reporting Policies	3 Months Ended	12 Months Ended
	Mar. 25, 2018	Dec. 31, 2017
Accounting Policies [Abstract]
Significant Accounting and Reporting Policies

(1) Significant Accounting and Reporting Policies:

Except for the changes described below, the Partnership’s unaudited condensed consolidated financial statements for the periods ended March 25, 2018 and March 26, 2017 included in this Form 10-Q report have been prepared in accordance with the accounting policies described in the Notes to Consolidated Financial Statements for the year ended December 31, 2017, which were included in the Form 10-K filed on February 23, 2018. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission (the Commission). These financial statements should be read in conjunction with the financial statements and the notes thereto included in the Form 10-K referred to above.

The Partnership adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”) effective January 1, 2018 using the modified retrospective method. The adoption of the standard did not have a material effect on the consolidated financial statements. The Partnership’s accounting policy as a result of adopting ASU 2014-09 is discussed below:

Revenue Recognition and related receivables and contract liabilities

As disclosed within the consolidated statements of operations and comprehensive income, revenues are generated from sales of (1) admission to the Partnership’s amusement parks and water parks, (2) food, merchandise and games both inside and outside the parks, and (3) accommodations, extra-charge products, and other revenue sources. Admission revenues include amounts paid to gain admission into the Partnership’s parks, including parking fees. Revenues related to extra-charge products, including premium benefit offerings such as front-of-line products, and online advanced purchase transaction fees charged to customers are included in “Accommodations, extra-charge products and other”. Due to the Partnership’s highly seasonal operations, a substantial portion of the Partnership’s revenues are generated during an approximate 130 - to 140 -day operating season. Most revenues are recognized on a daily basis based on actual guest spend at the properties. Revenues from multi-use products, including season-long products for admission, dining, beverage and other products, are recognized over the estimated number of uses expected for each type of product. The estimated number of uses is reviewed and may be updated periodically during the operating season prior to the ticket or product expiration, which generally occurs no later than the close of the operating season. The number of uses is estimated based on historical usage adjusted for current period trends. For any bundled products that include multiple performance obligations, revenue is allocated using the retail price of each distinct performance obligation and any inherent discounts are allocated based on the gross margin and expected redemption of each performance obligation. The Partnership does not typically provide for refunds or returns.

In some instances, the Partnership arranges with outside parties (“concessionaires”) to provide goods to guests, typically food and merchandise, and the Partnership acts as an agent, resulting in net revenue recorded within the income statement. Concessionaire arrangement revenues are recognized over the operating season and are variable. Sponsorship revenues and marina revenues, which are classified as “Accommodations, extra-charge products and other” within the income statement, are recognized over the park operating season which represents the period in which the performance obligations are satisfied. Sponsorship revenues are typically fixed. However, some sponsorship revenues are variable based on achievement of specified operating metrics. The Partnership estimates variable revenues and performs a constraint analysis using both historical information and current trends to determine the amount of revenue that is not probable of a significant reversal.

Many products, including season-long products, are sold to customers in advance, resulting in a contract liability (“deferred revenue”). Deferred revenue is at its highest immediately prior to the peak summer season, and at its lowest in the fall after the peak summer season and at the beginning of the selling season for the next year’s products. Season-long products represent the majority of the deferred revenue balance in any given period.

Of the $86.1 million of deferred revenue recorded as of January 1, 2018, 88% was related to season-long products. The remainder was related to deferred online advanced purchase transaction fees charged to customers, advanced ticket sales, marina deposits, advanced resort reservations, and other deferred revenue. Most deferred revenue outstanding as of January 1, 2018 will be recognized by December 31, 2018 with the exception of an immaterial amount of deferred revenue for prepaid products such as gift cards and prepaid games cards. During the quarter ended March 25, 2018, approximately $4.2 million of the deferred revenue balance as of January 1, 2018 was recognized. The difference in the opening and closing balances of the Partnership’s deferred revenue balance in the current period is attributable to additional sales for the current year’s operating season offset by revenue recognized during the quarter.

Payment is due immediately on the transaction date for most products. The Partnership’s receivable balance includes outstanding amounts on installment purchase plans which are offered for season-long products (and other select products for specific time periods), and includes sales to retailers, group sales and catering activities which are billed. Installment purchase plans include three month, four month, six month and nine month plans. Payment terms for billings are typically net 30 days. Receivables are highest in the peak summer months and the lowest in the winter months. The Partnership is not exposed to a significant concentration of customer credit risk.

Most deferred revenue from contracts with customers is classified as current within the balance sheet. However, a portion of deferred revenue from contracts with customers is classified as long-term during the third quarter related to season-long products sold in the current season for use in the subsequent season. Season-long products are sold beginning in August of the year preceding the operating season. Season-long products may be recognized 12 to 16 months after purchase depending on the date of sale. The Partnership estimates the number of uses expected outside of the next twelve months for each type of product and classifies the related deferred revenue as long-term.

With the exception of the long-term deferred revenue described above, the Partnership’s contracts with customers have an original duration of one year or less. For these short-term contracts, the Partnership uses the practical expedient, a relief provided in the standard to simplify compliance, applicable to such contracts and has not disclosed the transaction price for the remaining performance obligations as of the end of each reporting period or when the Company expects to recognize this revenue. Further, the Partnership has elected to recognize incremental costs of obtaining a contract as an expense when incurred as the amortization period of the asset would be less than one year. Lastly, the Partnership has elected not to adjust consideration for the effects of significant financing components in the form of installment purchase plans as the period between when the entity transfers the promised service to the customer and when the customer pays for that service does not exceed one year.

Reclassifications

Certain prior year supplies inventory amounts of $1.4 million have been reclassified to other current assets in the unaudited condensed consolidated balance sheet for the period ended March 26, 2017 to conform with fiscal 2018 presentation. The change in deferred tax liabilities of $16.8 million has been reclassified from the net change in other assets/liabilities to other non-cash expenses in the unaudited condensed consolidated statement of cash flows for the period ended March 26, 2017.

New Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (“ASU 2016-02”). The ASU requires the recognition of lease assets and lease liabilities within the balance sheet by lessees for operating leases, as well as requires additional disclosures in the consolidated financial statements regarding the amount, timing, and uncertainty of cash flows arising from leases. The ASU does not significantly change the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee, nor does the ASU change the accounting applied by a lessor. ASU 2016-02 is effective for annual and interim periods beginning after December 15, 2018. The ASU can be adopted using either the modified retrospective approach, which requires application of the new standard at the beginning of the earliest comparative period presented, or the alternative approach, which requires application of the new standard at the beginning of the standard’s effective date. The Partnership expects to adopt this standard in the first quarter of 2019. While the Partnership is still in the process of evaluating the effect this standard will have on the consolidated financial statements and related disclosures, the Partnership anticipates recognizing a right-of-use asset and corresponding lease liability on the consolidated balance sheet for the Santa Clara land lease, as well as other operating leases, upon adoption.

In February 2018, the FASB issued Accounting Standards Update No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Comprehensive Income (“ASU 2018-02”). The ASU allows a reclassification from accumulated other comprehensive income to retained earnings of stranded tax effects resulting from the Tax Cuts and Jobs Act. ASU 2018-02 is effective for fiscal years after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted, including adoption in any interim period, and the amendments can be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Partnership elected to adopt ASU 2018-02 in the first quarter of 2018. The amendment was applied in the period of adoption and resulted in a $0.4 million reclassification from accumulated other comprehensive income to limited partners’ equity for the quarter ended March 25, 2018.

(2) Summary of Significant Accounting Policies:

The following policies are used by the Partnership in its preparation of the accompanying consolidated financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of the Partnership and its subsidiaries, all of which are wholly owned. Intercompany transactions and balances are eliminated in consolidation.

Foreign Currency

The U.S. dollar is the reporting currency for the Partnership and the functional currency for the majority of the Partnership’s operations. The financial statements of the Partnership’s Canadian subsidiary are measured using the Canadian dollar as its functional currency. Assets and liabilities are translated into U.S. dollars at the appropriate spot rates as of the balance sheet date, while income and expenses are translated at average monthly exchange rates. Translation gains and losses are included as components of accumulated other comprehensive income in partners’ equity. Gains or losses from remeasuring foreign currency transactions from the transaction currency to functional currency are included in income. Foreign currency (gains) losses for the periods presented were as follows:

	Years Ended December 31,
(In thousands)	2017	2016	2015
(Gain) loss on foreign currency related to re-measurement of U.S. dollar denominated debt held in Canada	$(30,912)	$(14,771)	$81,608
(Gain) loss on other transactions	$1,826	$115	$(592)

(Gain) loss on foreign currency	$(29,086)	$(14,656)	$81,016

Segment Reporting

Each of the Partnership’s parks operates autonomously, and management reviews operating results, evaluates performance and makes operating decisions, including the allocation of resources, on a property-by-property basis. In addition to reviewing and evaluating performance of the business at the individual park level, the structure of the Partnership’s management incentive compensation systems are centered around the operating results of each park as an integrated operating unit. Therefore, each park represents a separate operating segment of the Partnership’s business. Although the Partnership manages its parks with a high degree of autonomy, each park offers and markets a similar collection of products and services to similar customers. In addition, the parks all have similar economic characteristics, in that they all show similar long-term growth trends in key industry metrics such as attendance, in-park per capita spending, net revenue, operating costs and operating profit. Therefore, the Partnership operates within a single reportable segment of amusement/water parks with accompanying resort facilities.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during each period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

The Partnership’s inventories primarily consist of purchased products, such as merchandise and food, for sale to its customers. Inventories are stated at the lower of cost or market using the first-in, first-out (FIFO) or average cost methods of accounting at the park level.

Property and Equipment

Property and equipment are recorded at cost. Expenditures made to maintain such assets in their original operating condition are expensed as incurred, and improvements and upgrades are generally capitalized. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. Depreciation expense totaled $152.5 million for the year ended December 31, 2017, $131.2 million for 2016, and $125.5 million for 2015.

The estimated useful lives of the assets are as follows:

Land improvements	Approximately		25 years
Buildings	25 years	-	40 years
Rides	Approximately		20 years
Equipment	3 years	-	10 years

Impairment of Long-Lived Assets

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 360—Property, Plant, and Equipment requires that long-lived assets be reviewed for impairment upon the occurrence of events or changes in circumstances that would indicate that the carrying value of the assets may not be recoverable. An impairment loss may be recognized when estimated undiscounted future cash flows expected to result from the use of the asset, including disposition, are less than the carrying value of the asset. The measurement of the impairment loss to be recognized is based on the difference between the fair value and the carrying amounts of the assets. Fair value is generally determined based on a discounted cash flow analysis. In order to determine if an asset has been impaired, assets are grouped and tested at the lowest level for which identifiable, independent cash flows are available.

Goodwill

FASB ASC 350—Intangibles—Goodwill and Other requires that goodwill be tested for impairment. Goodwill is reviewed annually for impairment, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. All of the Partnership’s goodwill is allocated to its reporting units and goodwill impairment tests are performed at the reporting unit level. The Partnership performed its annual goodwill impairment test as of the first days of the fourth quarter for 2017 and 2016, respectively, and concluded there was no impairment of the carrying value of goodwill in either period.

A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in expected future cash flows; a sustained, significant decline in equity price and market capitalization; a significant adverse change in legal factors or in the business climate; unanticipated competition; the testing for recoverability of a significant asset group within a reporting unit; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of these assets and could have a material impact on our consolidated financial statements.

The Partnership elected to adopt FASB Accounting Standards Update No. 2017-04, Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), for its 2017 annual impairment test. ASU 2017-04 eliminates step two from the goodwill impairment test. Instead, an entity recognizes an impairment charge for the amount by which a reporting unit’s carrying amount exceeds its fair value, not to exceed the carrying amount of goodwill.

The fair value of a reporting unit is established using a combination of an income (discounted cash flow) approach and market approach. The income approach uses a reporting unit’s projection of estimated operating results and cash flows that is discounted using a weighted-average cost of capital that reflects current market conditions. The projection uses management’s best estimates of economic and market conditions over the projected period including growth rates in revenues and costs, estimates of future expected changes in operating margins and cash expenditures. Other significant estimates and assumptions include terminal value growth rates, future estimates of capital expenditures and changes in future working capital requirements. A market approach estimates fair value by applying cash flow multiples to the reporting unit’s operating performance. The multiples are derived from comparable publicly traded companies with similar operating and investment characteristics of the reporting units.

Other Intangible Assets

The Partnership’s other intangible assets consist primarily of trade-names and license and franchise agreements. The Partnership assesses the indefinite-lived trade-names for impairment separately from goodwill. After considering the expected use of the trade-names and reviewing any legal, regulatory, contractual, obsolescence, demand, competitive or other economic factors that could limit the useful lives of the trade-names, in accordance with FASB ASC 350, the Partnership determined that the trade-names had indefinite lives. Pursuant to FASB ASC 350, indefinite-lived intangible assets are reviewed, along with goodwill, annually for impairment or more frequently if impairment indicators arise. A relief-from-royalty model is used to determine whether the fair value of trade-names exceed their carrying amounts. The fair value of the trade-names is determined as the present value of fees avoided by owning the respective trade-name. The Partnership performed its annual impairment test as of the first days of the fourth quarter for 2017 and 2016, respectively, and concluded there was no impairment of the carrying value of these assets in either period. The Partnership’s license and franchise agreements are amortized over the life of the agreement, generally ranging from four to twenty years.

Self-Insurance Reserves

Reserves are recorded for the estimated amounts of guest and employee claims and expenses incurred each period. Reserves are established for both identified claims and incurred but not reported (IBNR) claims. Such amounts are accrued for when claim amounts become probable and estimable. Reserves for identified claims are based upon the Partnership’s own historical claims experience and third-party estimates of settlement costs. Reserves for IBNR claims, which are not material to our consolidated financial statements, are based upon the Partnership’s own claims data history. All reserves are periodically reviewed for changes in facts and circumstances, and adjustments are made as necessary. As of December 31, 2017 and December 31, 2016, the accrued self-insurance reserves totaled $25.1 million and $27.1 million, respectively.

Derivative Financial Instruments

The Partnership is exposed to market risks, primarily resulting from changes in interest rates and currency exchange rates. To manage these risks, it may enter into derivative transactions pursuant to its overall financial risk management program. The Partnership does not use derivative financial instruments for trading purposes.

The Partnership accounts for the use of derivative financial instruments according to FASB ASC 815—Derivatives and Hedging. For derivative instruments that hedge the exposure of variability in short-term rates, designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is reported as a component of “Other comprehensive income (loss)” and reclassified into earnings in the period during which the hedged transaction affects earnings. Any ineffectiveness is recognized immediately in income. Derivative financial instruments used in hedging transactions are assessed both at inception and quarterly thereafter to ensure they are effective in offsetting changes in either the fair value or cash flows of the related underlying exposures. Instruments that do not qualify for hedge accounting or were de-designated are prospectively adjusted to fair value each reporting period through “Net effect of swaps”. As of December 31, 2017, the Partnership had no derivatives designated as cash flow hedges.

Revenue Recognition

Revenues on multi-use products are recognized over the estimated number of uses expected for each type of product and are adjusted periodically during the operating season prior to the ticket or product expiration, which occurs no later than the close of the operating season. Other revenues are recognized on a daily basis based on actual guest spending at our facilities, or over the park operating season in the case of certain marina revenues and certain sponsorship revenues.

Admission revenues include amounts paid to gain admission into the Partnership’s parks, including parking fees. Revenues related to extra-charge attractions, including premium benefit offerings like front-of-line products, and on-line advanced purchase transaction fees charged to customers are included in Accommodations, extra-charge products and other revenue.

Advertising Costs

The Partnership expenses all costs associated with its advertising, promotion and marketing programs as incurred, or for certain costs, over each park’s operating season. Advertising expense totaled $63.9 million for the year ended December 31, 2017, $60.8 million for 2016 and $58.7 million for 2015 . Certain prepaid costs incurred through year-end for the following year’s advertising programs are included in Other current assets.

Equity-Based Compensation

The Partnership accounts for equity-based compensation in accordance with FASB ASC 718—Compensation—Stock Compensation which requires measurement of compensation cost for all equity-based awards at fair value on the date of grant and recognition of compensation over the service period for awards expected to vest. The Partnership uses a binomial option-pricing model for all grant date estimations of fair value. The Partnership recognizes forfeitures as they occur.

Income Taxes

The Partnership’s legal entity structure includes both partnerships and corporate subsidiaries. As a publicly traded partnership, the Partnership is subject to an entity-level tax (the “PTP tax”). Accordingly, the Partnership itself is not subject to corporate income taxes; rather, the Partnership’s tax attributes (except those of the corporate subsidiaries) are included in the tax returns of its partners. The Partnership’s corporate subsidiaries are subject to entity-level income taxes.

Neither the Partnership’s financial reporting income, nor the cash distributions to unitholders, can be used as a substitute for the detailed tax calculations that the Partnership must perform annually for its partners. Net income from the Partnership is not treated as passive income for federal income tax purposes. As a result, partners subject to the passive activity loss rules are not permitted to offset income from the Partnership with passive losses from other sources.

The Partnership’s corporate subsidiaries account for income taxes under the asset and liability method. Accordingly, deferred tax assets and liabilities are recognized for the future book and tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are determined using enacted tax rates expected to apply in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax law is recognized in income at the time of enactment of such change in tax law. Any interest or penalties due for payment of income taxes are included in the provision for income taxes. The Partnership’s total Provision for taxes includes PTP taxes owed (see Note 9 to the Consolidated Financial Statements).

Earnings Per Unit

For purposes of calculating the basic and diluted earnings per limited partner unit, no adjustments have been made to the reported amounts of net income. The unit amounts used in calculating the basic and diluted earnings per limited partner unit for the years ended December 31, 2017, 2016 and 2015 are as follows:

	Years Ended December 31,
	2017	2016	2015
	(In thousands, except per unit amounts)
Basic weighted average units outstanding	56,061	55,933	55,745
Effect of dilutive units:
Deferred units (Note 7)	42	31	23
Performance units (Note 7)	188	181	72
Restricted units (Note 7)	324	288	358
Unit options (Note 7)	185	129	141
Phantom units (Note 7)	—	—	23

Diluted weighted average units outstanding	56,800	56,562	56,362

Net income per unit—basic	$3.84	$3.18	$2.01

Net income per unit—diluted	$3.79	$3.14	$1.99

The effect of out-of-the-money and/or antidilutive unit options, had they not been out of the money or antidilutive, would have been immaterial in all periods presented.

Adopted Accounting Pronouncements

In March 2016, the FASB issued Accounting Standards Update No. 2016-09, Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). The amendments in ASU 2016-09 were meant to simplify the accounting for share-based payment transactions, specifically the accounting for income taxes, award classification, cash flow presentation, and accounting for forfeitures. ASU 2016-09 is effective for annual and interim periods beginning after December 15, 2016. The Partnership adopted this guidance in the first quarter of 2017. The impact of the guidance included: (1) prospective recognition of excess tax benefits and tax deficiencies as income tax expense (as opposed to the previous recognition in additional paid-in-capital), approximately $1.4 million of excess tax benefits were recognized in provision for taxes for the year ended December 31, 2017; (2) prospective exclusion of future excess tax benefits and deficiencies in the calculation of diluted shares, which had an immaterial impact on net income per limited partner unit for the year ended December 31, 2017; (3) prospective classification of excess tax benefits as an operating activity within the statement of cash flows (as opposed to the previous classification as a financing activity), approximately $1.4 million of excess tax benefits were classified as an operating activity for the year ended December 31, 2017; (4) the formal accounting policy election to recognize forfeitures as they occur (as opposed to estimating a forfeiture accrual), which did not have a material impact on the Partnership’s financial statements; and (5) retrospective classification of employee taxes paid when an employer withholds shares for tax withholding purposes as a financing activity within the statement of cash flows (as opposed to the previous classification as an operating activity), approximately $0.9 million was reclassified for the year ended December 31, 2016 and $3.7 million for the year ended December 31, 2015.

In January 2017, the FASB issued Accounting Standards Update No. 2017-04, Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). ASU 2017-04 eliminates step two from the goodwill impairment test. Instead, an entity recognizes an impairment charge for the amount by which a reporting unit’s carrying amount exceeds its fair value, not to exceed the carrying amount of goodwill. ASU 2017-04 is effective for annual and any interim impairment tests for periods beginning after December 15, 2019 on a prospective basis. Early adoption is permitted for annual and any interim impairment tests occurring after January 1, 2017. The Partnership adopted the standard for its 2017 annual impairment test. The adoption of the standard did not have a material effect on the consolidated financial statements (see discussion above and Note 4).

New Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). The ASU provides for a single, principles-based model for revenue recognition that replaces the existing revenue recognition guidance. ASU 2014-09 is effective for annual and interim periods beginning after December 15, 2017 and will replace most existing revenue recognition guidance under U.S. GAAP when it becomes effective. It permits the use of either a retrospective or modified retrospective transition method, and early adoption is permitted only as of an annual reporting period beginning after December 15, 2016, including interim reporting periods within that reporting period. The Partnership has adopted this standard in the first quarter of 2018 using the modified retrospective method. The primary impact of the adoption on the consolidated financial statements will be the additional required disclosures around revenue recognition in the notes to the consolidated financial statements. The standard did not have a material effect on the consolidated financial statements.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (“ASU 2016-02”). The ASU requires the recognition of lease assets and lease liabilities within the balance sheet by lessees for operating leases, as well as requires additional disclosures in the consolidated financial statements regarding the amount, timing, and uncertainty of cash flows arising from leases. The ASU does not significantly change the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee, nor does the ASU change the accounting applied by a lessor. ASU 2016-02 is effective for annual and interim periods beginning after December 15, 2018. This ASU requires a modified retrospective method and applies to the earliest period presented in the financial statements. The Partnership expects to adopt this standard in the first quarter of 2019. While the Partnership is still in the process of evaluating the effect this standard will have on the consolidated financial statements and related disclosures, the Partnership anticipates recognizing a right-of-use asset and corresponding lease liability on the consolidated balance sheet for the Santa Clara land lease, as well as other operating leases, upon adoption.